Exhibit 99.6
[Form of]
NOMINEE HOLDER CERTIFICATION
Common Shares Issuable Upon Exercise of Subscription Rights
ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED
The undersigned, a broker, custodian bank, trustee, depositary or other nominee holder of non-transferable subscription rights (the “Subscription Rights”) to purchase common shares, par value $0.01 per share (the “Common Shares”), of Asia Pacific Wire & Cable Corporation Limited (the “Company”), pursuant to the rights offering (the “Rights Offering”) described and provided for in the Company’s prospectus, dated [•], 2025 (the “Prospectus”), hereby certifies to Computershare Trust Company, N.A., as subscription agent for the Rights Offering, that the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Subscription Rights specified below:

Number of Common Shares Owned on the Record Date	Dollar Amount Subscribed for pursuant to Basic Subscription Rights	Dollar Amount Subscribed for pursuant to Over-Subscription Rights
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
1._________________________	________________________________	_________________________________
Provide the following information, if applicable:
Depository Trust Company (“DTC”) Participant Number
[NAME OF NOMINEE]
By:
Name:
Title:
DTC Basic Subscription Confirmation Number(s)